Exhibit 99.2

Third Quarter 2021 Earnings Supplemental Three and Nine Months Ended September 30, 2021 www.globalmedicalreit.com NYSE: GMRE

GLOBAL MEDICAL REIT

Corporate Information and Analyst Coverage

Executive Team	
Jeffrey Busch	Chief Executive Officer, Chairman and President
Alfonzo Leon	Chief Investment Officer
Danica Holley	Chief Operating Officer
Bob Kiernan	Chief Financial Officer and Treasurer
Jamie Barber	General Counsel and Corporate Secretary

Board of Directors	
Jeffrey Busch	Chief Executive Officer, Chairman and President
Henry Cole	Lead Independent Director and Compensation Committee Chair
Paula Crowley	Director
Matthew Cypher, Ph.D.	Investment Committee Chair
Zhang Huiqi	Director
Ronald Marston	Nominating and Corporate Governance Committee Chair
Dr. Roscoe Moore	Director
Lori Wittman	Audit Committee Chair

Sell-Side Analyst Coverage

Firm	Name	Email	Phone
Baird	Amanda Sweitzer	asweitzer@rwbaird.com	414.298.1706
Berenberg Capital	Connor Siversky	connor.siversky@berenberg-us.com	646.949.9037
BMO	Juan Sanabria	juan.sanabria@bmo.com	312.845.4074
B. Riley Securities	Bryan Maher	bmaher@brileyfbr.com	646.885.5423
Colliers Securities	Barry Oxford	barry.oxford@colliers.com	203.961.8573
Compass Point	Merrill Ross	mross@compasspointllc.com	202.534.1392
Janney	Robert Stevenson	robstevenson@janney.com	646.448.3028
KeyBanc	Jordan Sadler	jsadler@key.com	917.368.2280
Stifel	Stephen Manaker	manakers@stifel.com	212.271.3716

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Transfer Agent	Investor Relations
2 Bethesda Metro Center, Suite 440	New York Stock Exchange	American Stock Transfer & Trust Company	Stephen Swett – stephen.swett@icrinc.com; 203.682.8377
Bethesda, MD 20814	**Ticker:** GMRE	800.937.5449	

3Q-2021| Earnings Supplemental

2

GLOBAL MEDICAL REIT

Select Quarterly Financial Data

(unaudited, and in thousands, except per share and unit amounts)

As of Period End (unless otherwise specified)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Market capitalization (common and OP)	$ 968,877	$ 972,832	$ 820,135	$ 668,999	$ 676,971
Market price per share - common	$ 14.70	$ 14.76	$ 13.11	$ 13.06	$ 13.50
Common shares and OP units outstanding	65,910	65,910	62,558	51,225	50,146
Preferred equity	$ 74,959	$ 74,959	$ 74,959	$ 74,959	$ 74,959
Common equity	$ 540,762	$ 548,230	$ 506,942	$ 369,846	$ 359,568
Noncontrolling interest	$ 14,504	$ 14,066	$ 13,918	$ 12,955	$ 14,680
Total equity	$ 630,225	$ 637,255	$ 595,819	$ 457,760	$ 449,207
Investment in real estate, gross	$ 1,311,509	$ 1,260,324	$ 1,186,475	$ 1,142,905	$ 1,061,380
Borrowings:					
Credit Facility - revolver, gross	$ 155,700	$ 101,100	$ 73,500	$ 175,200	$ 108,200
Credit Facility - term loan, gross	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 350,000
Notes payable, gross	$ 58,041	$ 65,326	$ 65,582	$ 65,772	$ 65,958
Weighted average interest rate for quarter	3.04%	3.17%	3.17%	3.22%	3.32%
Debt Covenants:					
Leverage ratio (as defined in Credit Facility)	42.9%	40.8%	41.1%	51.7%	49.6%
Fixed charge coverage ratio for quarter (1.50x minimum allowed)	3.19	3.01	2.88	2.77	2.66

Three Months Ended	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Rental revenue	$ 29,967	$ 28,200	$ 27,325	$ 24,895	$ 25,055
Interest expense	$ 4,830	$ 5,020	$ 5,037	$ 5,064	$ 4,864
G&A expenses	$ 3,852	$ 4,285	$ 4,383	$ 4,426	$ 4,027
Depreciation and amortization expenses	$ 11,942	$ 11,427	$ 10,853	$ 10,138	$ 9,517
Operating expenses	$ 3,973	$ 3,303	$ 3,687	$ 2,612	$ 3,619
Management internalization expense	$ -	$ -	$ -	$ -	$ 12,580
Total expenses	$ 24,615	$ 24,097	$ 24,026	$ 22,338	$ 34,677
Net income (loss) attributable to common stockholders	$ 3,689	$ 2,553	$ 1,756	$ 1,063	$ (10,268)
Net income (loss) per share	$ 0.06	$ 0.04	$ 0.03	$ 0.02	$ (0.22)
Wtd. avg. basic and diluted common shares (GAAP)	64,204	61,194	52,671	48,496	46,908
FFO*	$ 15,828	$ 14,108	$ 12,694	$ 11,249	$ (1,518)
FFO per share and unit*	$ 0.23	$ 0.22	$ 0.23	$ 0.22	$ (0.03)
AFFO*	$ 16,429	$ 14,998	$ 13,556	$ 12,383	$ 11,649
AFFO per share and unit*	$ 0.24	$ 0.23	$ 0.24	$ 0.24	$ 0.23
Wtd. avg. common shares, OP and LTIP units	68,109	65,113	56,317	52,076	50,233

3Q-2021| Earnings Supplemental * See Page 9 for a reconciliation of non-GAAP financial measures for Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) and Page 20 for definitions.

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GLOBAL MEDICAL REIT

Business Summary

THIRD QUARTER OPERATING SUMMARY

- Net income attributable to common stockholders was $3.7 million, or $0.06 per diluted share, as compared to a net loss of $(10.3) million, or $(0.22) per diluted share, in the comparable prior year period. Note that the loss in 2020 includes $12.1 million, or $0.26 per diluted share, of one-time expense related to the management internalization.
- Funds from Operations ("FFO") of $0.23 per share and unit, as compared to $(0.03) per share and unit in the comparable prior year period.
- Adjusted Funds from Operations ("AFFO") of $0.24 per share and unit, as compared to $0.23 per share and unit in the comparable prior year period.
- Increased total revenue 19.5% year-over-year to $30.0 million, primarily driven by the Company's acquisition activity.

COMMON AND PREFERRED DIVIDENDS

- On September 10, 2021, the Board of Directors (the "Board") declared a:
  - $0.205 per share cash dividend to common stockholders and unitholders of record as September 24, 2021, which was paid on October 8, 2021.
  - $0.46875 per share cash dividend to holders of record as of October 15, 2021 of the Company's Series A Preferred Stock, which was paid on November 1, 2021.

INVESTMENT ACTIVITY

Acquisitions

- During the third quarter, completed five acquisitions, encompassing an aggregate 187,067 leasable square feet, for an aggregate purchase price of $49.3 million at a weighted average cap rate of 7.6%.
- Year-to-date, completed 16 acquisitions, encompassing an aggregate 541,496 leasable square feet for an aggregate purchase price of $163.2 million at a weighted average cap rate of 7.5%.

Dispositions

- On October 13, 2021, sold a medical office building in Prescott, Arizona, for gross proceeds of $5.5 million, generating a gain of approximately $1.1 million.
- In October 2021, entered into a contract to sell one of our four medical office buildings in Belpre, Ohio. Under the terms of the agreement, we expect to receive gross proceeds of $44.6 million, which compares to our book basis as of September 30, 2021 of approximately $29.7 million. The transaction is expected to be completed no earlier than March 2022. The buyer is currently in the due diligence period and the transaction is subject to various closing contingencies. Accordingly, the transaction may not close on a timely basis or the buyer may terminate the purchase agreement and not close the transaction. The Company intends to reinvest the sales proceeds in 2022.

CAPITAL MARKETS AND DEBT ACTIVITY

- We did not issue equity in the third quarter; year-to-date we raised $201.3 million in gross proceeds from equity issuances.
- Leverage as of September 30, 2021 was 42.9%, compared to 40.8%, 41.1% and 51.7% as of June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
- As of November 1, 2021, we had unutilized borrowing capacity under the revolver component of our credit facility of approximately $240 million.

3Q-2021| Earnings Supplemental

4

GLOBAL MEDICAL REIT

ESG Overview

CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

- Our business values integrate environmental sustainability, social responsibility and strong governance practices throughout our organization.
- We continue to improve and expand our efforts in the corporate sustainability arena through tenant outreach and data collection to benchmark our portfolio's energy consumption and efficiency. On July 1, 2021, we submitted our second GRESB assessment, and we are working with third-party experts to support our energy monitoring efforts. We have also begun to explore potential projects with solar energy providers and on-property electric vehicle charging solutions.
- Our commitment to employee engagement remains a high-priority, as we continue to make accommodations for health, safety, and work-life balance. With this commitment in mind, and in response to the Company's growth, we have modestly grown our team during 2021.
- During the first quarter of 2021, our employee ESG working group engaged Georgetown University's Steers Center for Global Real Estate to help us identify social responsibility initiatives. Their recommendation led to a pilot project that provides transportation to healthcare facilities for those in need. We are working with a ride-share provider and national charitable organization to implement the project in the greater Phoenix, Arizona metro area.
- Our Board continues to lead our social and governance efforts. With its diverse composition, our Board is a strong example of inclusive leadership. In 2021, the Board continued to improve our corporate governance structure by adopting an anti-hedging and anti-pledging policy and executive equity ownership guidelines. The Board has also formed an ESG working group and has worked with management to identify an environmental, social, governance and resilience framework that can guide our ESG work going forward.

CLIMATE CHANGE

- We take climate change and the risks associated with climate change seriously. We are committed to aligning our investment strategy with science and have begun to monitor our portfolio for climate risk factors.
- We will use this climate risk factor data to evaluate our insurance needs and risk management approach. In addition, the energy consumption data that we are collecting will be used to assess facilities' carbon emission levels. Capturing and tracking this information will help inform future mitigation and remediation efforts where possible.
- We are exploring ways to mitigate climate risk, should it be present, in our acquisition strategy, as well as ways to contribute to the reduction of climate impact through proactive asset management that looks for ways to incorporate renewable energy resources and energy utilization reduction.
- We stand with our communities, tenants, and stockholders in supporting meaningful solutions that address this global challenge and contribute to the sustainability of our business objectives.

3Q-2021| Earnings Supplemental

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GLOBAL MEDICAL REIT

Condensed Consolidated Statements of Operations

(unaudited, and in thousands, except per share amounts)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Revenue					
Rental revenue	$ 29,967	$ 28,200	$ 27,325	$ 24,895	$ 25,055
Other income	16	61	24	35	42
Total revenue	29,983	28,261	27,349	24,930	25,097
Expenses					
General and administrative	3,852	4,285	4,383	4,426	4,027
Operating expenses	3,973	3,303	3,687	2,612	3,619
Depreciation expense	8,639	8,292	7,848	7,364	6,954
Amortization expense	3,303	3,135	3,005	2,774	2,563
Interest expense	4,830	5,020	5,037	5,064	4,864
Management internalization expense	-	-	-	-	12,580
Preacquisition expense	18	62	66	98	70
Total expenses	24,615	24,097	24,026	22,338	34,677
Net income (loss)	$ 5,368	$ 4,164	$ 3,323	$ 2,592	$ (9,580)
Less: Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Less: Net (income) loss attributable to noncontrolling interest	(224)	(156)	(112)	(74)	767
Net income (loss) attributable to common stockholders	$ 3,689	$ 2,553	$ 1,756	$ 1,063	$ (10,268)
Net income (loss) attributable to common stockholders per share - basic and diluted	$ 0.06	$ 0.04	$ 0.03	$ 0.02	$ (0.22)
Weighted average shares outstanding – basic and diluted	64,204	61,194	52,671	48,496	46,908

3Q-2021| Earnings Supplemental

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GLOBAL MEDICAL REIT

Condensed Consolidated Balance Sheets

(unaudited, and in thousands)

	As of September 30, 2021	As of June 30, 2021	As of March 31, 2021	As of December 31, 2020	As of September 30, 2020
Assets					
Investment in real estate:					
Land	$ 149,249	$ 145,424	$ 133,040	$ 128,857	$ 116,123
Building	964,169	931,510	883,901	851,427	793,559
Site improvements	18,017	17,011	15,669	15,183	13,268
Tenant improvements	56,156	53,730	50,596	49,204	46,965
Acquired lease intangible assets	123,918	112,649	103,269	98,234	91,465
	1,311,509	1,260,324	1,186,475	1,142,905	1,061,380
Less: accumulated depreciation and amortization	(130,284)	(117,720)	(105,779)	(94,462)	(83,893)
Investment in real estate, net	1,181,225	1,142,604	1,080,696	1,048,443	977,487
Cash and cash equivalents	6,030	5,821	5,304	5,507	2,052
Restricted cash	5,839	6,549	6,096	5,246	5,210
Tenant receivables, net	5,126	4,886	5,585	5,596	6,702
Due from related parties	275	265	229	103	121
Escrow deposits	5,970	5,531	5,163	4,817	3,792
Deferred assets	24,422	23,050	21,676	20,272	18,928
Derivative asset	219	137	136	-	-
Goodwill	5,903	5,903	5,903	5,903	5,903
Other assets	8,297	5,219	5,530	5,019	5,356
Total assets	$ 1,243,306	$ 1,199,965	$ 1,136,318	$ 1,100,906	$ 1,025,551
Liabilities and Equity					
Liabilities:					
Credit Facility, net	$ 497,203	$ 442,140	$ 420,216	$ 521,641	$ 454,325
Notes payable, net	57,397	64,620	64,810	64,937	65,060
Accounts payable and accrued expenses	11,065	8,080	7,230	7,279	8,329
Dividends payable	15,309	15,251	14,482	12,470	11,843
Security deposits	4,600	4,385	4,367	4,340	5,571
Derivative liability	12,070	13,814	14,603	18,086	19,505
Other liabilities	7,104	5,983	6,793	6,171	3,090
Acquired lease intangible liability, net	8,333	8,437	7,998	8,222	8,621
Total liabilities	613,081	562,710	540,499	643,146	576,344
Equity:					
Preferred stock ($77,625 liquidation preference)	74,959	74,959	74,959	74,959	74,959
Common stock	64	64	61	49	48
Additional paid-in capital	700,206	700,038	648,949	504,789	487,114
Accumulated deficit	(147,562)	(138,088)	(127,480)	(116,773)	(107,943)
Accumulated other comprehensive loss	(11,946)	(13,784)	(14,588)	(18,219)	(19,651)
Total Global Medical REIT Inc. stockholders' equity	615,721	623,189	581,901	444,805	434,527
Noncontrolling interest	14,504	14,066	13,918	12,955	14,680
Total equity	630,225	637,255	595,819	457,760	449,207
Total liabilities and equity	$ 1,243,306	$ 1,199,965	$ 1,136,318	$ 1,100,906	$ 1,025,551

3Q-2021| Earnings Supplemental

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Condensed Consolidated Statements of Cash Flows 8 (unaudited, and in thousands) Nine Months Ended September 30, 2021 2020 Operating activities Net income (loss) $ 12,855 $ (5,091) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation expense 24,779 19,383 Amortization of acquired lease intangible assets 9,378 6,813 Amortization of above market leases, net 318 472 Amortization of debt issuance costs and other 1,468 1,030 Stock - based compensation expense 4,568 3,391 Capitalized preacquisition costs charged to expense 123 167 Reserve for uncollectible receivables (100) 727 Other 38 45 Changes in operating assets and liabilities: Tenant receivables 570 (2,472) Deferred assets (4,150) (4,416) Other assets and liabilities (1,379) (322) Accounts payable and accrued expenses 2,956 1,169 Security deposits 260 (780) Accrued management fees due to related party — (1,727) Net cash provided by operating activities 51,684 18,389 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (165,743) (136,813) Internalization - cash paid for acquisition of former advisor, net of cash acquired of $559 — (5,093) Escrow deposits for purchase of properties 795 700 Loans (made to) repayments received from related parties (172) 10 Capital expenditures on existing real estate investments (1,620) (416) Net cash used in investing activities (166,740) (141,612) Financing activities Net proceeds received from common equity offerings 194,433 38,137 Escrow deposits required by third party lenders (1,948) (1,034) Proceeds from notes payable — 14,800 Repayment of notes payable (7,731) (233) Proceeds from Credit Facility 187,700 158,400 Repayment of Credit Facility (207,200) (51,550) Payment of debt issuance costs (6,177) (1,266) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (38,539) (29,588) Dividends paid to preferred stockholders (4,366) (4,366) Net cash provided by financing activities 116,172 123,300 Net increase in cash and cash equivalents and restricted cash 1,116 77 Cash and cash equivalents and restricted cash — beginning of period 10,753 7,185 Cash and cash equivalents and restricted cash — end of period $ 11,869 $ 7,262 3Q - 2021| Earnings Supplemental.

GLOBAL MEDICAL REIT

Reconciliation of FFO, AFFO, EBITDA*re*, and Adjusted EBITDA*re*

(unaudited, and in thousands, except per share and unit amounts)

FFO and AFFO	Three Months Ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss)	$ 5,368	$ 4,164	$ 3,323	$ 2,592	$ (9,580)
Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Depreciation and amortization expense	11,915	11,399	10,826	10,112	9,517
FFO	$ 15,828	$ 14,108	$ 12,694	$ 11,249	$ (1,518)
Internalization expense – settlement of a preexisting contractual relationship	-	-	-	-	12,094
Internalization expense – other transaction costs	-	-	-	-	486
Amortization of above market leases, net	173	85	60	32	69
Straight line deferred rental revenue	(1,369)	(1,374)	(1,404)	(1,344)	(1,520)
Stock-based compensation expense	1,241	1,612	1,715	1,928	1,572
Amortization of debt issuance costs and other	538	505	425	420	396
Preacquisition expense	18	62	66	98	70
AFFO	$ 16,429	$ 14,998	$ 13,556	$ 12,383	$ 11,649
Net income (loss) attributable to common stockholders per share – basic and diluted	$ 0.06	$ 0.04	$ 0.03	$ 0.02	$ (0.22)
FFO per share and unit	$ 0.23	$ 0.22	$ 0.23	$ 0.22	$ (0.03)
AFFO per share and unit	$ 0.24	$ 0.23	$ 0.24	$ 0.24	$ 0.23
Weighted Average Common Shares, OP and LTIP Units:					
Common shares	64,204	61,194	52,671	48,496	46,908
OP units	1,707	1,753	1,764	1,941	1,958
LTIP units	2,198	2,166	1,882	1,639	1,367
Total Weighted Average Shares and Units	68,109	65,113	56,317	52,076	50,233

EBITDA*re* and Adjusted EBITDA*re*	Three Months Ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss)	$ 5,368	$ 4,164	$ 3,323	$ 2,592	$ (9,580)
Interest expense	4,830	5,020	5,037	5,064	4,864
Depreciation and amortization expense	11,942	11,399	10,826	10,112	9,517
EBITDA*re*	$ 22,140	$ 20,583	$ 19,186	$ 17,768	$ 4,801
Stock-based compensation expense	1,241	1,612	1,715	1,928	1,572
Internalization expense – settlement of a preexisting contractual relationship	-	-	-	-	12,094
Internalization expense – other transaction costs	-	-	-	-	486
Amortization of above market leases, net	173	85	60	32	69
Preacquisition expense	18	62	66	98	70
Adjusted EBITDA*re*	23,572	22,342	21,027	19,826	19,092

3Q-2021| Earnings Supplemental
See Page 20 for definitions of FFO, AFFO, EBITDA*re*, and Adjusted EBITDA*re*.
9

Capitalization and Dividend Summary 10 3Q - 2021| Earnings Supplemental (unaudited, and in thousands, except per share data) (1) Redeemable by the Company on or after September 15, 2022 at redemption price ($25 per share) plus accrued and unpaid dividends. (2) Based on the closing price of the Company’s common stock of $14.70 on September 30, 2021. $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 Debt Preferred Equity Common Equity and OP Units $58,041 $350,000 $155,700 Revolver Term Credit Facility Other Capitalization Summary Debt As of September 30, 2021 Credit Facility, gross $ 505,700 Notes Payable, gross 58,041 Total Debt $ 563,741 Preferred Equity Series A Cumulative Redeemable Preferred Stock (1) $ 74,959 Common Equity/OP Units Common Stock (64,208 shares) (2) $ 943,858 OP Units (1,702 units) (2) 25,019 Total Common Equity/OP Units 968,877 Total Capitalization $ 1,607,577 Capitalization Statistics Debt Statistics: As of September 30, 2021 Weighted Average Interest Rate 2.91% Weighted Average Maturity 4.53 years Leverage Ratio 42.9% Fixed Charge Coverage Ratio 3.19x Preferred Stock Statistics: As of September 30, 2021 Shares Outstanding 3,105 Liquidation Preference Per Share $25.00 Dividend Rate 7.50% Common Stock Statistics: As of September 30, 2021 Shares Outstanding 64,208 Stock Price $14.70 Annual Dividend Yield 5.58% Target AFFO Payout Ratio 80% - 85% Dividend Summary Common Dividends Record Date Payment Date Dividend (per share) 12/28/2020 1/11/2021 0.200 3/24/2021 4/8/2021 0.205 6/24/2021 7/8/2021 0.205 9/24/2021 10/8/2021 0.205 Total $ 0.815 Preferred Dividends Record Date Payment Date Dividend (per share) 1/15/2021 2/1/2021 0.46875 4/15/2021 4/30/2021 0.46875 7/15/2021 8/2/2021 0.46875 10/15/2021 11/1/2021 0.46875 Total $ 1.87500

GLOBAL MEDICAL REIT

Acquisitions

2021 Completed Acquisitions

Date	Property	City, State	Leasable Square Feet		Contractual Purchase Price (in thousands)		Annualized Base Rent (in thousands)	Capitalization Rate
1/12/2021	El Paso Cardiology	El Paso, TX	27,750	$	9,850	$	767	7.8%
1/15/2021	DaVita & VA	Syracuse, NY	35,809		6,091		507	8.3%
1/15/2021	West El Paso ASC	El Paso, TX	22,700		9,500		688	7.2%
3/9/2021	Kindred Health Behavioral	Fort Worth, TX	33,997		17,400		1,332	7.7%
	First Quarter Total		**120,256**	**$**	**42,841**	**$**	**3,294**	**7.7%**
4/6/2021	St. Lucie Surgery Center	Port St. Lucie, FL	14,000	$	4,725	$	353	7.5%
4/13/2021	Physicians Primary Care	Cape Coral, FL	81,581		31,200		2,234	7.2%
4/16/2021	DaVita & Amsurg ASC	Dallas, TX	20,296		6,250		441	7.1%
4/19/2021	Stanford / Altru	East Grand Forks, MN	61,995		9,600		697	7.3%
4/21/2021	Fresenius Kidney Care	Coos Bay, OR	10,144		6,400		481	7.5%
6/2/2021	Mercy Health	Caledonia, MI	14,157		3,825		303	7.9%
6/2/2021	Tallahassee Primary Care Associates, PA	Tallahassee, FL	32,000		9,000		644	7.2%
	Second Quarter Total		**234,173**	**$**	**71,000**	**$**	**5,153**	**7.3%**
7/28/2021	Forsyth Professional Building	Forsyth, IL	51,437		19,150		1,417	7.4%
7/29/2021	Charleston Oncology	North Charleston, SC	26,256		7,000		512	7.3%
9/15/2021	Munster Professional Center	Munster, IN	21,318		6,600		530	8.0%
9/30/2021	Piedmont Athens Regional Medical Center	Athens, GA	18,000		5,275		420	8.0%
9/30/2021	Hialeah Medical Office Building	Hialeah, FL	70,056		11,300		880	7.8%
	Third Quarter Total		**187,067**	**$**	**49,325**	**$**	**3,759**	**7.6%**
	2021 Total/Weighted Average		**541,496**	**$**	**163,166**	**$**	**12,206**	**7.5%**

Acquisitions Under Contract

As of November 2, 2021, the Company had three properties under contract for an aggregate purchase price of approximately $23.9 million. The properties are currently in the due diligence review period. If the Company identifies problems with the properties or the operators during our review, it may not close on the transactions on a timely basis, or it may terminate the transactions.

3Q-2021| Earnings Supplemental See definitions on Page 20.

11

Portfolio Update 12 Gross Investment in Real Estate (in billions) $1.3 Total Buildings 163 Total Leasable Square Feet 4,238,312 Total Tenants 177 Leased Occupancy 98.9% Total Annualized Base Rent (in thousands) $100,794 National and Regional Healthcare Tenants (1) ABR 93.2% Portfolio Rent Coverage* 4.6x Weighted Average Cap Rate 7.8% Weighted Average Lease Term (years) 7.3 Weighted Average Rent Escalations 2.1% (as of September 30, 2021 unless otherwise stated) 3Q - 2021| Earnings Supplemental (1) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups. * see pa ge 20 for reporting definitions. $94 $207 $472 $648 $906 $1,143 $1,312 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 IPO 2016 2017 2018 2019 2020 YTD 2021 Gross Portfolio Growth Since IPO - (In Millions) Gross Real Estate Assets Gross Real Estate Investments During Period

Portfolio Update (continued) 13 3Q - 2021| Earnings Supplemental (1) Other includes Office (2.6%), Acute Hospital (2.4%), LTACH (2.4%), Behavioral Hospital (1.3%), and FSED (0.9%). * See Page 2 0 f or reporting definitions. MOB Total - 65.2% IRF - 18.6% S.H. - 6.6% Other - 9.6% MOB Total 65.2% MOB 42.6% MOB/ASC 18.1% MOB/Imaging/ER 4.5% IRF 18.6% Surgical Hospital 6.6% Other (1) 9.6% Texas 19.6% Florida 10.8% Ohio 7.3% Arizona 6.6% Pennsylvania 6.1% Illinois 5.7% Oklahoma 5.7% Michigan 4.6% Virginia 3.1% Tennessee 3.0% Other 27.5% TX 19.6% FL 10.8% OH 7.3% AZ 6.6% PA 6.1% IL 5.7% OK 5.7% MI 4.6% VA 3.1% TN 3.0% All Others 27.5% Top 10 States % of Annualized Base Rent Asset Types % of Annualized Base Rent (as of September 30, 2021)

Tenant Metrics Year Number of Leases Leasable Square Feet % of Total Leasable SF ABR % of Total ABR 2021 6 7,587 0.2% $ 72 0.1% 2022 29 95,671 2.3% 1,559 1.5% 2023 33 272,435 6.4% 6,245 6.2% 2024 47 734,805 17.3% 16,120 16.0% 2025 19 264,253 6.2% 7,167 7.1% 2026 40 530,908 12.5% 10,232 10.2% 2027 21 360,093 8.5% 9,642 9.6% 2028 8 114,144 2.7% 2,925 2.9% 2029 17 316,339 7.5% 9,341 9.3% 2030 16 346,807 8.2% 8,369 8.3% Thereafter 45 1,150,183 27.1% 29,122 28.9% Total Leased 281 4,193,225 98.9% $ 100,794 100.0% Current Vacancy 45,087 1.1% Total Leasable 4,238,312 100.0% 14 3Q - 2021| Earnings Supplemental (as of September 30, 2021 unless otherwise stated) *See page 20 for reporting definitions Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio* Medical Office Building (MOB) 15.4% 5.7x MOB/Ambulatory Surgery Center (ASC) 16.6% 5.0x TOTAL/WEIGHTED AVERAGE 32.0% 5.3x Inpatient Rehab Facility (IRF) 17.0% 3.4x Surgical Hospital (SH) 6.6% 4.3x Long - Term Acute Care Hospital (LTAC) 2.4% 3.4x TOTAL/WEIGHTED AVERAGE 26.0% 3.7x All Tenants Calculated for Rent Coverage 58.0% 4.6x Large/Credit Tenants Not Calculated 30.0% N/A Other Tenants Not Available 12.0% N/A Top 10 Tenants % of Annualized Base Rent 7.0% 6.5% 5.4% 3.7% 3.2% 3.1% 2.8% 2.6% 2.5% 2.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Lease Expiration ($ in thousands) Rent Coverage 93.2% 6.8% National & Regional Healthcare Tenants (1) 93.2% Unaffiliated 6.8% Tenant Affiliations % of Annualized Base Rent (1) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups

Top 10 Tenant Profiles 15 3Q - 2021| Earnings Supplemental Encompass Health (Ba 3 ) (NYSE : EHC) , headquartered in Birmingham, AL, is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that includes 144 hospitals, 249 home health locations, and 94 hospice locations in 42 states and Puerto Rico, the Company provides high - quality, cost - effective integrated healthcare . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For . Kindred Healthcare, LLC is the nation’s leading specialty hospital company delivering acute health services in its long - term acute care hospitals, inpatient rehabilitation hospitals, acute rehabilitation units, and behavioral health line of business, all specializing in treating the most medically complex patients . Following the previously announced acquisition of Kindred Healthcare by LifePoint Health in June 2021 , the two companies announced in October 2021 their plans to establish a new healthcare company operating under the name ScionHealth upon closing of their previously announced transaction . Headquartered in Louisville, KY, ScionHealth will consist of 79 hospital campuses in 25 states, including Kindred’s 61 long - term acute care hospitals and 18 of LifePoint’s community hospitals and associated health systems . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises ( i ) three hospitals, Marietta Memorial Hospital ( 205 - bed), Selby General Hospital ( 35 - bed) critical access hospital and Sistersville General Hospital ( 25 - bed) critical access hospital ; (ii) the Belpre Campus, including the newly opened cancer center with one of most comprehensive oncology programs in Ohio ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations and has over 2 , 500 employees and 211 accredited physicians . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with six operating rooms, nine treatment rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Trinity Health (Aa 3 ) is one of the largest multi - institutional Catholic health care delivery systems in the nation, serving diverse communities that include more than 30 million people across 25 states . Trinity Health includes 89 hospitals as well as 131 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Based in Livonia, Michigan with annual operating revenues of $ 20 . 2 billion, Trinity Health employs about 115 , 000 people, including 6 , 800 employed physicians and clinicians . TeamHealth Holdings is one of the largest providers of physician outsourcing in the United States, with a network of affiliated physicians and advanced practice clinicians across more than 3 , 100 civilian and military hospitals, clinics and physician groups in 47 states . Blackstone acquired TeamHealth for $ 6 . 1 billion in 2017 . Spectrum Healthcare Resources is a division of TeamHealth dedicated to providing permanent, civilian - contracted medical professionals exclusively to U . S . military treatment facilities (MTFs), VA clinics and other Federal agencies through program development and healthcare services delivery . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Steward Health Care is the largest physician - owned, private, for - profit health care network in the U . S . Headquartered in Dallas, Steward operates 39 community hospitals across nine states and 5 internationally in the countries of Malta and Colombia ; serving over 800 communities with 5 , 500 providers and 43 , 000 dedicated health care professionals caring for 12 . 3 million patients annually through its global network of hospitals, urgent care centers, skilled nursing facilities and behavioral health services . As the nation’s largest physician - led health care network and accountable care organization (ACO), Steward generated more than $ 68 million in total 2020 Medicare cost savings while receiving a perfect 100 % quality rating amid the challenges of the COVID - 19 global pandemic . Wake Forest Baptist Health is a regional health system that includes five community hospitals and 300 + primary and specialty clinics serving residents of 24 counties in North Carolina and Virginia . In early October 2020 , Wake Forest Baptist Health, including Wake Forest School of Medicine, officially completed its combination with the Charlotte - based Atrium Health (Aa 3 ) . The new Atrium Health enterprise, an academic health system, services more than 7 million people at 42 hospitals and more than 1 , 500 care locations across the region with over 70 , 000 teammates and educates over 3 , 500 students in more than 100 specialized programs . The immediate direct and indirect annual economic and employment impact from the combined enterprise exceeds $ 32 billion and 180 , 000 jobs . Pipeline Health is a privately-held, community-based hospital ownership and management company based in Los Angeles, CA. The principals of Pi pe line Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions. Pipeline’s growing business, through its affi lia tes, includes: Emergent Medical Associates, a leading provider of ER serving 20+ hospital sites and 900,000 patients annually; Integrated Anesthesia Medical Group, with 100 providers performing 15,000 p roc edures annually; Cloudbreak , a telemedicine company with 75,000 monthly encounters in 700 hospitals; Pacific Healthworks, a physician practice management company; Benchmark Hospitalists; an d s even community hospitals in Los Angeles, Chicago and Dallas areas with a total of 1,200 beds.

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of September 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent[1] ($ in 000's)	Anchor Tenant/ Guarantor[2]
Select Medical Hospital	Omaha, NE	1	LTACH	41,113	1.8	$1,984	Select Specialty Hospital – Omaha, Inc./Select Medical Corporation
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	0.4	$116	Orthopedic Surgery Center of Ashville/Surgery Partners
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	9.0	$832	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Gastro One	Memphis, TN	6	MOB/ASC	52,266	6.2	$1,393	Gastroenterology Center of the MidSouth
Legent Hospital for Special Surgery	Plano, TX	1	Surgical Hospital	24,000	14.3	$1,411	Star Medical Center/Lumin Health
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	4.5	$430	Surgical Institute of Michigan/Surgical Management Professionals
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	4.5	$0	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	4.8	$477	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	4.8	$255	Berkshire Eye
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	5.2	$1,132	Prospect Medical Holdings, Inc.
Brown Clinic	Watertown, SD	3	MOB/Img	48,132	10.0	$765	Brown Clinic
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	6.1	$930	Northern Ohio Medical Specialists
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	2.1	$387	Carson Medical Group
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	4.7	$410	Piedmont Mountainside Hospital, Inc.
Encompass Altoona	Altoona, PA	1	IRF	70,007	9.7	$1,675	Encompass
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	9.7	$1,881	Encompass
Encompass Mesa	Mesa, AZ	1	IRF	51,903	3.1	$1,925	Encompass
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	1.6	$566	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	5.3	$573	Southwest Florida Neurosurgical Associates
Las Cruces MOB	Las Cruces, NM	1	MOB	15,761	0.0	$0	Vacant
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	5.4	$405	Thumb Butte Medical Center/Physician Guaranty
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	2.9	$390	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida
Oklahoma Center for Orthopedic & Multi-Specialty Surgery	Oklahoma City, OK	3	Surgical Hospital/ Physical Therapy/ASC	97,406	11.6	$3,736	OCOM/INTEGRIS; USPI; physician guaranty
Unity Family Medicine	Brockport, NY	1	MOB	29,497	9.2	$670	Unity Hospital of Rochester
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	5.0	$312	Lonestar Endoscopy Center, LLC

3Q-2021| Earnings Supplemental

16

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of September 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent[1] ($ in 000's)	Anchor Tenant/ Guarantor[2]
Carrus Specialty Hospital	Sherman, TX	1	IRF/LTACH	69,352	15.7	$2,821	SDB Partners, LLC
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	7.9	$650	Lubbock Heart Hospital/Surgery Partners, Inc.
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	2.7	$1,579	Urology Center of the South/Physician guarantees
Central Texas Rehabilitation Clinic	Austin, TX	1	IRF	59,258	5.6	$3,247	CTRH, LLC / Kindred Health
GI Alliance	Fort Worth, TX	1	MOB	18,084	6.7	$476	Texas Digestive Disease Consultants
Albertville Medical Building	Albertville, MN	1	MOB	21,486	7.2	$507	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	11.7	$961	Heartland Clinic
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	3.2	$292	Kansas City Cardiology
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	8.2	$630	Amarillo Bone & Joint Clinic
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	6.2	$430	Berks Respiratory
Comprehensive Eyecare Partners	St. George, UT	1	MOB/ASC	16,000	8.2	$424	Zion Eye Institute
Fresenius Kidney Care	Moline, IL	2	MOB	27,173	9.6	$592	Quad City Nephrology/Fresenius Medical Care Holdings
Northern Ohio Medical Specialists	Fremont, OH	1	MOB	25,893	8.4	$655	Northern Ohio Medical Specialists
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	8.4	$824	SCP Eyecare Services
City Hospital at White Rock	Dallas, TX	1	Acute Hospital	236,314	16.4	$2,412	Pipeline East Dallas
Orlando Health	Orlando, FL	5	MOB	59,644	2.5	$1,314	Orlando Health
Memorial Health System	Belpre, OH	4	MOB/Img/ER/ASC	155,600	9.4	$5,482	Marietta Memorial
Valley ENT	McAllen, TX	1	MOB	30,811	7.9	$466	Valley ENT
Rock Surgery Center	Derby, KS	1	ASC	16,704	5.7	$0	Rock Surgery Center/Rock Medical Assets
Foot and Ankle Specialists	Bountiful, UT	1	MOB	22,335	12.1	$395	Foot and Ankle Specialists of Utah / physician guaranty
TriHealth	Cincinnati, OH	1	MOB	18,820	3.5	$334	TriHealth
Cancer Center of Brevard	Melbourne, FL	1	Cancer Center	19,074	9.2	$563	Brevard Radiation Oncology / Vantage Oncology
Heartland Women's Healthcare	Southern IL	6	MOB	64,966	8.42	$1,165	Heartland Women's Healthcare / USA OBGYN Management
Prospect Medical	Vernon, CT	2	MOB/Dialysis/Office	58,550	9.95	$809	Prospect ECHN / Prospect Medical Holdings, Inc.
Citrus Valley Medical Associates	Corona, CA	1	MOB	41,803	9.2	$1,253	Citrus Valley Medical Associates

3Q-2021| Earnings Supplemental 17

Real Estate Portfolio

(as of September 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent[1] ($ in 000's)	Anchor Tenant/ Guarantor[2]
AMG Specialty Hospital	Zachary, LA	1	LTACH	12,424	14.7	$421	AMG Specialty Hospital
East Valley Gastroenterology & Hepatology Associates	Chandler, AZ	3	MOB/ASC	39,305	8.3	$1,284	East Valley Gastroenterology & Hepatology Associates/USPI
Encompass Health Rehabilitation Hospital of Desert Canyon	Las Vegas, NV	1	IRF	53,260	3.7	$1,622	Encompass Health
Cobalt Rehabilitation Hospital of Surprise	Surprise, AZ	1	IRF	54,575	13.2	$2,071	Cobalt Rehabilitation
Saint Joseph Rehabilitation Institute	Mishawaka, IN	1	IRF	45,920	3.2	$1,523	Trinity
Mercy Rehabilitation Hospital Oklahoma City	Oklahoma City, OK	1	IRF	53,449	14.0	$1,967	Kindred/ Mercy
California Cancer Associates for Research and Excellence (cCare)	San Marcos, CA	1	MOB	20,230	5.8	$907	California Cancer Associates for Research and Excellence (cCare)
East Lansing Medical Office Portfolio	Lansing, MI	3	MOB/ASC	42,817	6.5	$901	Genesis Surgery Center
Bannockburn Medical Office	Bannockburn, IL	1	MOB	44,063	4.9	$489	Illinois Bone and Joint Institute
Advocate Dryer Clinic	Aurora, IL	1	Office	50,000	3.6	$1,081	Advocate Dryer Clinic
Mission Health Medical Office	Livonia, MI	1	MOB	62,762	1.8	$784	Trinity Health/ Ascension
Covenant Surgical Partners - Arizona Centers for Digestive Health	Gilbert, AZ	1	MOB/ASC	14,052	7.9	$412	Covenant Surgical Partners
MedExpress - Urgent Care MSO	Morgantown, WV	1	Office	25,000	7.7	$600	MedExpress - Urgent Care MSO
Steward - Medical Center of Southeast Texas	Beaumont, TX	1	Surgical Hospital	84,674	4.0	$2,656	Steward - Medical Center of Southeast Texas
HCA - St. David's Healthcare Partnership	Bastrop, TX	1	FSED	28,500	2.7	$954	HCA - St. David's Healthcare Partnership
EyeSouth Partners - Eye Center South	Panama City, FL	3	MOB/ASC	34,624	13.0	$907	EyeSouth Partners - Eye Center South
Southeast Orthopedic Specialists	Jacksonville, FL	2	MOB	20,869	13.2	$628	Southeast Orthopedic Specialists
Indiana Eye Clinic	Greenwood, IN	1	MOB/ASC	16,553	11.7	$437	Indiana Eye Clinic
Wake Forest Baptist Health - High Point	High Point, NC	1	MOB	97,811	1.7	$1,906	Wake Forest Health Network
Mercy Medical Center	Clinton, IA	1	MOB/ASC	115,142	2.7	$1,282	Trinity Health
Columbia St. Mary's Hospital Milwaukee	West Allis, WI	1	MOB	33,670	3.0	$664	Ascension
Grand Rapids Ophthalmology	Grand Rapids, MI	4	MOB/ASC	95,108	6.0	$2,178	Blue Sky Vision
Spectrum Healthcare Resources	Dumfries, VA	1	MOB	99,718	2.9	$1,791	Team Health Holdings
St. Joseph's Mercy Hospital	Centerville, IA	1	MOB	15,748	9.3	$367	Catholic Health Initiatives-Iowa Corp.
Spectrum Healthcare Resources	Fairfax, VA	1	MOB	73,653	2.9	$1,296	Team Health Holdings

3Q-2021| Earnings Supplemental

18

Real Estate Portfolio

(as of September 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent[1] ($ in 000's)	Anchor Tenant/ Guarantor[2]
Franklin Square Professional Center	Rosedale, MD	2	MOB	96,596	4.1	$1,568	MedStar Family Choice, Inc.
BIOMAT USA Plasma Center	Lancaster, TX	1	Plasma Center	10,800	7.4	$452	Grifols
Wake Forest Baptist Health - Winston-Salem	Winston-Salem, NC	1	MOB	45,525	3.2	$604	North Carolina Baptist Hospital
DaVita Portfolio	Decatur, GA/ Jackson, TN	2	MOB	36,092	4.9	$768	DaVita
Prevea Portfolio	Sheboygan, WI/ Plymouth, WI	2	MOB	40,250	4.4	$1,032	Hospital Sisters Services
FCS Cancer Portfolio	Spring Hill, FL/ Hudson, FL	3	MOB/Img	45,233	7.2	$1,277	Florida Cancer Specialists & Research Institute
Physicians Alliance Surgery Center	Cape Girardeau, MO	1	ASC	13,201	5.0	$603	Physicians Alliance
Tuscany Medical Plaza	Yuma, AZ	2	MOB	24,000	3.4	$586	Yuma Regional Medical Center
Blossom Bariatrics	Las Vegas, NV	2	MOB/ASC	16,015	11.2	$496	Blossom Bariatrics
Clearway Pain Solutions	Pensacola, FL	3	MOB/ASC	32,189	8.2	$654	Clearway Pain Solutions
Gulf Coast Clinic	Venice, FL	2	MOB	24,073	4.9	$483	Gulf Coast Medical Group
El Paso Cardiology	El Paso, TX	1	MOB	27,750	2.9	$767	El Paso Cardiology Associates
West El Paso Surgical Center	El Paso, TX	3	MOB/ASC	22,700	8.0	$688	Physicians West Surgicenter
DaVita & VA	Syracuse, NY	1	MOB	35,809	7.6	$507	DaVita/ VA
Kindred Health Behavioral	Fort Worth, TX	1	Behavioral Hospital	33,997	7.7	$1,332	Kindred Healthcare
St. Lucie Medical and Surgical Center	Port St. Lucie, FL	1	MOB/ASC	14,000	5.1	$353	AmSurg
Physicians Primary Care	Cape Coral, FL	6	MOB	81,581	4.8	$2,234	Physicians Primary Care of Southwest Florida
DaVita & Amsurg ASC	Dallas, TX	1	MOB/ASC	20,296	7.0	$441	AmSurg/DaVita
Sanford / Altru	East Grand Forks, MN	1	MOB	61,995	5.2	$697	Altru Health System/Sanford Health
Fresenius Kidney Care	Coos Bay, OR	1	Dialysis	10,144	3.0	$481	Fresenius
Mercy Health	Caledonia, MI	1	MOB	14,157	4.0	$303	Mercy Health
Tallahassee Primary Care Associates, PA	Tallahassee, FL	1	MOB	32,000	8.8	$644	Tallahassee Primary Care Associates, PA
Forsyth - Decatur Memorial	Forsyth, IL	2	MOB/Imaging	51,437	9.6	$1,417	Decatur Memorial
Charleston Oncology	Charleston, SC	1	MOB	26,256	14.8	$512	Charleston Oncology, P.A.
Munster Professional Center	Munster, IN	1	MOB/ASC	21,318	7.0	$530	Midwest Pain, Serenity Surgical, etc.
Piedmont Athens Regional Medical Center	Athens, GA	1	MOB	18,000	2.7	$420	Piedmont Athens Regional Medical Center, Inc.
Hialeah Medical Office Building	Hialeah, FL	1	MOB	70,056	2.2	$880	Multi-Tenant
Total Portfolio/Average		**163**		**4,238,312**	**7.3**	**100,794**	

3Q-2021| Earnings Supplemental

19

GLOBAL MEDICAL REIT

Reporting Definitions and Other Disclosures

(as of September 30, 2021)

Reporting Definitions

Annualized Base Rent

Annualized base rent represents monthly base rent for most recent month or month of acquisition, multiplied by 12 (or actual NOI where more reflective of property performance). In addition, Marina Towers and Rock Surgery Center are presented on a cash-collected basis. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate increases.

Capitalization Rate

The capitalization rate ("Cap Rate") for an acquisition is calculated by dividing current Annualized Base Rent by contractual purchase price. For the portfolio capitalization rate, certain adjustments, including for subsequent capital invested, are made to the contractual purchase price.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDA*re* and Adjusted EBITDA*re*)

We calculate EBITDA*re* in accordance with standards established by NAREIT and define EBITDA*re* as net income or loss computed in accordance with GAAP plus depreciation and amortization, interest expense, gain or loss on the sale of investment properties, and impairment loss, as applicable.

We define Adjusted EBITDA*re* as EBITDA*re* plus non-cash stock compensation expense, non-cash intangible amortization related to above and below market leases, preacquisition expense and other normalizing items. Management considers EBITDA*re* and Adjusted EBITDA*re* important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations and Adjusted Funds from Operations

Funds from operations ("FFO") and adjusted funds from operations ("AFFO") are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.

In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP Units and LTIP Units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and the amortization of above and below market leases), and after adjustments for unconsolidated partnerships and joint ventures. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss.

AFFO is a non-GAAP measure used by many investors and analysts to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations. Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non-cash items and certain recurring and non-recurring items. For the Company these items include recurring acquisition and disposition costs, loss on the extinguishment of debt, recurring straight line deferred rental revenue, recurring stock-based compensation expense, recurring amortization of above and below market leases, recurring amortization of debt issuance costs, recurring lease commissions, management internalization costs, and other items.

Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis.

3Q-2021| Earnings Supplemental

20

GLOBAL MEDICAL REIT

Reporting Definitions and Other Disclosures

(as of September 30, 2021)

Reporting Definitions (continued)

Rent Coverage Ratio

For purposes of calculating our portfolio weighted-average EBITDARM coverage ratio ("Rent Coverage Ratio"), we excluded credit-rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed. These ratios are based on latest available information only. Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete. Certain other tenants (approximately 12% of our portfolio) are excluded from the calculation due to (i) lack of available financial information or (ii) receipt of significant COVID-19 relief funds that may cause reported coverage to differ materially from underlying performance. Additionally, our Rent Coverage Ratio adds back physician distributions and compensation. Management believes all adjustments are reasonable and necessary.

Other Disclosures

Non-GAAP Financial Measures

Management considers certain non-GAAP financial measures to be useful supplemental measures of the Company's operating performance. For the Company, non-GAAP measures consist of EBITDAre, Adjusted EBITDAre, FFO and AFFO. A non-GAAP financial measure is generally defined as one that purports to measure financial performance, financial position or cash flows, but excludes or includes amounts that would not be so adjusted in the most comparable measure determined in accordance with GAAP. The Company reports non-GAAP financial measures because these measures are observed by management to also be among the most predominant measures used by the REIT industry and by industry analysts to evaluate REITs. For these reasons, management deems it appropriate to disclose and discuss these non-GAAP financial measures.

The non-GAAP financial measures presented herein are not necessarily identical to those presented by other real estate companies due to the fact that not all real estate companies use the same definitions. These measures should not be considered as alternatives to net income, as indicators of the Company's financial performance, or as alternatives to cash flow from operating activities as measures of the Company's liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of the Company's needs. Management believes that in order to facilitate a clear understanding of the Company's historical consolidated operating results, these measures should be examined in conjunction with net income and cash flows from operations as presented elsewhere herein.

Forward-Looking Statements

Certain statements contained herein may be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and it is the Company's intent that any such statements be protected by the safe harbor created thereby. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "plan," "predict," "project," "will," "continue" and other similar terms and phrases, including references to assumptions and forecasts of future results. Except for historical information, the statements set forth herein including, but not limited to, any statements regarding our earnings, our tenants' ability to pay rent to us, expected financial performance (including future cash flows associated with new tenants), future dividends or other financial items; any other statements concerning our plans, strategies, objectives and expectations for future operations, our pipeline of acquisition opportunities and expected acquisition activity, including the timing and/or successful completion of any acquisitions and expected rent receipts on these properties, our expected disposition activity, including the timing and/or successful completion of any dispositions and the expected use of proceeds therefrom, and any statements regarding future economic conditions or performance are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties. Although the Company believes that the expectations, estimates and assumptions reflected in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of the Company's forward-looking statements. Additional information concerning us and our business, including additional factors that could materially and adversely affect our financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements. The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

Additional Information

The information in this document should be read in conjunction with the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other information filed with, or furnished to, the SEC. You can access the Company's reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the "Investor Relations" section on the Company's website (www.globalmedicalreit.com) under "SEC Filings" as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company's website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental. You also can review these SEC filings and other information by accessing the SEC's website at http://www.sec.gov.

Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly-available third-party sources. The Company has not independently verified this information and there can be no assurance that such information is accurate or complete.

3Q-2021| Earnings Supplemental

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Stephen Swett stephen.swett@icrinc.com 203.682.8377 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS